                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 22, 2000

                           AXYS PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
                  DELAWARE                                      22-2969941
(STATE OR OTHER JURISDICTION OF INCORPORATION)                (IRS EMPLOYER
                                                            IDENTIFICATION NO.)
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                0-22788
        (COMMISSION FILE NUMBER)


                                 180 KIMBALL WAY
                          SOUTH SAN FRANCISCO, CA 94080
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (650) 829-1000



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ITEM 5. OTHER EVENTS.

        On December 22, 2000 Axys Pharmaceuticals, Inc. ("Axys") completed the sale of PPGx, Inc. ("PPGx"), a majority-owned subsidiary that provides genetic discovery services for pharmaceutical companies, to a privately held company -- DNA Sciences, Inc. ("DNAS"). The sale was completed pursuant to the terms of a merger agreement dated December 17, 2000 between PPGx, DNAS, and PIPO Acquisition Corp. In conjunction with the merger, Axys received 1,478,550 shares of DNAS Series D preferred stock and 108 shares of DNAS common stock. Axys will account for its investment in DNAS under the cost method of accounting.

ITEM 7. EXHIBITS

2.1 Agreement and Plan of Merger among DNA Sciences, Inc., Axys Pharmaceuticals, Inc., and PPGx, Inc., dated December 17, 2000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                      Axys Pharmaceuticals, Inc.

Date: January 31, 2001                By /s/ DOUGLAS ALTSCHULER
                                         --------------------------------------
                                         Douglas Altschuler
                                         Vice President, General Counsel



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                                  EXHIBIT INDEX

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
Exhibit
  No.     Description
-------   -----------

2.1 Agreement and Plan of Merger among DNA Sciences, Inc., Axys Pharmaceuticals, Inc., and PPGx, Inc., dated December 17, 2000.
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